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                                                                    EXHIBIT 32.2


                                  CERTIFICATION


Pursuant to 18 U.S.C. sec. 1350, the undersigned officer of First BanCorp. (the "Company") hereby certifies, to such officer's knowledge, that the Quarterly Report on Form 10-Q for the quarter ended June 30, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: August 14, 2003                     /s/ ANNIE ASTOR-CARBONELL
                                        ---------------------------------------
                                           Annie Astor-Carbonell
                                           Senior Executive Vice President and
                                           Chief Financial Officer


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